Star Equity Holdings

A Diversified Holding Company

Common Stock: Nasdaq: STRR

Series A 10% Preferred Stock: Nasdaq: STRRP

Investor Presentation

November 2023

Creating shareholder value through excellence in operations and capital allocation













www.starequity.com

Forward Looking Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company's preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company's common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company's preferred stock; the Company's ability to execute on its business strategy (including any cost reduction plans); the Company's failure to realize expected benefits of restructuring and cost-cutting actions; the Company's ability to preserve and monetize its net operating losses; risks associated with the Company's possible pursuit of acquisitions; the Company's ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company's business including economic and financial market conditions generally and economic conditions in the Company's markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company's services. For a detailed discussion of cautionary statements and risks that may affect the Company's future results of operations and financial results, please refer to the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures "Adjusted EBITDA" (defined as "earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc."). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company.

Star Equity Holdings

2

About Star Equity Holdings

Common Stock (Nasdaq: STRR):
Stock Price (2): $0.99
15.8 million shares outstanding (3)

Series A Preferred Stock (Nasdaq: STRRP):
Stock Price (2): $9.50
1.92 million shares outstanding (3)
10% annual cash dividend

(2) 11/17/2023 closing price.
(3) 11/3/2023 share count.

A Diversified Holding Company with Two Divisions (1)

Construction

KBS

Maine / New England

- Designs and manufactures modular housing units for commercial and residential projects

EBGL

Minneapolis-St Paul Area

- Designs and manufactures wall panels and engineered wood products for commercial and residential projects
- Distributes building materials and operates a lumber yard and showroom

Investments

Real Estate

- Owns, manages, and finances operating company real estate assets

Public Investments

- Star Equity Fund is a portfolio of public equities managed by STRR
- Makes strategic investments in undervalued public companies, potential acquisition targets, or JVs

Private Investments

- Holds private company debt and equity interests
- Makes strategic investments in potential acquisition targets or JVs

Corporate HQ

Functions like a private equity firm and is responsible for:

- Oversight of Operating Management Teams
- Capital Allocation
- Strategic Leadership
- Restructurings & Turnarounds
- M&A
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Compliance & Legal
- Management of investments

(1) Effective May 4, 2023, Star Equity sold its Healthcare division for $40 million. See slide 6 for more information.

Star Equity Holdings

3

Investment & Financial Highlights

Benefits of our Holding Company Structure

- **Stronger growth in revenue, cash flow, and earnings** due to focus on operational excellence, cost savings, better funding, and other efficiencies
- Optimized and disciplined capital allocation **maximizes returns** over the long term
- **Operating managers focused on operations and growth,** not distracted by corporate functions
- **Platform for future bolt-on acquisitions** for existing operating companies, **acquisitions of new verticals,** and other **growth opportunities**
- Businesses and assets **can be sold for intrinsic value** versus publicly-traded pure plays which are capped by stock price and typical deal premium

Financial Highlights

$49.3M LTM Revenue (1)	**$14.2M** LTM Gross Profit (1)
$20.7M Cash Balance (2)	**$25.0M** Investments (3)

(1) Last twelve months ("LTM") financials are as of September 30, 2023, and do not include the discontinued operations of Digirad Health, Inc.
(2) Cash balance less debt as of September 30, 2023.
(3) See slides 20-22.

Star Equity Holdings

4

Differentiated Corporate Strategy and Structure

Similar to Private Equity, but with Key Distinctions

1 Looking for accretive bolt-ons and new verticals

2 Able to pursue both private and public acquisition targets, sometimes through activism[1]

3 Flexible deal structuring given ability to use mix of cash, debt, common, preferred

4 Open-ended investment time horizon allows for flexible holding periods

5 Long-term partnership approach rather than short-term transactional mentality

6 Star Equity shareholders do not pay any fees and have public market liquidity

Star Equity Holdings

[1] Public activism efforts are not always in pursuit of acquisition.

5

Case Study: Healthcare Division

$63.2 million of value realized through portfolio optimization

Sept 2018	Oct 2018	Feb 2021	Mar 2021	May 2022	May 2023
Real Estate Sales	Telerhythmics Sale	MDOS Sale	DMS Sale	Reorganization	DHI Sale[1]
$1 Million	$2 Million	$1.4 Million	$18.8 Million	Margins ⬆	$40 Million

Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions.

Sale of Digirad Health unlocked significant value for shareholders

[1] DHI sold for $40 million despite STRR market cap being $10 million at the time

6

Case Study: Construction Division

Leveraging improved operating performance and strong sector growth in factory-built construction

	September 2019	November 2023	Long-Term Goal
KBS Builders Inc.	• Approx. 145k sq. ft. of production capacity / two facilities • Approx. 230 modules/year • $55k/module average selling price • Primarily in single-family residential housing market	• Approx. 175k sq. ft. of production capacity / two facilities • Approx. 300 modules/year • $95k/module average selling price • Expanded into commercial market, larger projects and multi- family buildings with a sales pipeline of approximately $50 million	• Mid-teens annual organic growth • Reputation for quality and reliability
EdgeBuilder, Inc. Wall panels for the pro builder. / Glenbrook Building Supply, Inc.	• Profitability hampered by swings in commodity prices and sub-optimal contract language	• Improved operational efficiencies, commodity price risk mitigation via hedging program, and project risk mitigation via protective contract language • Stronger market presence and reputation; regional player in the twin cities metro area, following the acquisition of Big Lake Lumber, Inc.	• High single-digit annual organic growth • Reputation for quality and reliability

Turnaround In Numbers

	FY 2020	FY 2021	FY 2022
Revenue	$28.9M	$48.0M	$57.1M
Gross Profit	$4.1M	$3.0M[1]	$12.7M
Adj. EBITDA	$0.7M	$(2.7)M[1]	$6.3M

Construction division value increasing steadily since its 2019 purchase

[1] FY 2021 Construction margins were affected by COVID-related raw materials price increases.

7



Construction Division

Two Business Units

KBS Builders ("KBS")

Designs and manufactures custom, modular housing units for single-family and multi-family projects

EdgeBuilder-Glenbrook ("EBGL")

Designs and manufactures structural wall panels for residential single-family homes and commercial-scale multi-family projects

8

9 Construction Division Maine / New England • Designs and manufactures engineered wood products for single family homes and residential developments • Distributes building materials and operates a professional lumber yard and showroom • Rapidly expanding presence in commercial-scale projects throughout New England including the Greater Boston area • Largest known modular manufacturing capacity in the markets we serve Minneapolis-St. Paul Area 10 KBS Builders Business Unit Maine-based designer and manufacturer of modular housing units serving the New England Market MODULAR CONSTRUCTION BENEFITS - Shorter construction period - Significantly lower labor costs - Design flexibility - High quality control 2 MANUFACTURING FACILITIES - South Paris, Maine: approx. 85,000 sq. ft.; primary manufacturing facility - Oxford, Maine: approx. 90,000 sq. ft.; currently idle FOOTPRINT - Universe of homebuilders and commercial developers across New England - Niche markets including affordable workforce housing, educational buildings / dormitories, and energy efficient housing ❖ Average selling price approx. $95,000/module (1) ❖ Sales pipeline of approximately $50 million (1) ❖ Long-Term Goal: mid-teens annual revenue growth rate (CAGR from 2019 through 2022 = 33%) MODULAR UNITS - Residential homes and town houses - Apartment buildings and condos - Multi-story commercial/ office buildings - Other commercial applications, hospitals, schools, dormitories, etc. (1) As of November 2023. 11 Modular Industry – Growth and Trends (1) Market size in North America topped $12 billion in 2022 • Represented 6.03% of all new construction in 2022 • Market nearly tripled in size since 2015 • Increased adoption could help ease a severe housing shortage 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2015 2016 2017 2018 2019 2020 2021 2022 Modular Construction – Historical Market Share (1) Source: Modular Building Institute, ConstructConnect. 2022: Commercial Modular breakdown by segment Multifamily * Offices Institutional/Assembly Education * Workforce * Healthcare Commercial/Retail * * Markets where KBS currently participates. Leveraging its established reputation in select segments to gain market share 12 Modular Construction Benefits Modular construction by the numbers (1) ~10%+ Cost savings 30% - 50% Shorter building timelines ~83% Waste reduction ~30% Less greenhouse gas emissions Timeline: Modular vs. Site-Built Construction (1) Where is the industry headed • Growth trajectory expected to continue • Emphasis on efficiency and sustainability • Construction industry evolving to adopt more industrialized and automated processes • Housing shortages and high home prices present a prime opportunity for modular construction (1) Source: Modular Building Institute, ConstructConnect.

13 KBS Builders Commercial Project Evolution Pursuing larger, more profitable projects in select market segments $2.0M 58 modules housing for military veterans $6.7M 124 modules 28 single-family and townhouse units U.S. government project $2.0M 36 modules 2 multifamily buildings $2.0M-$2.5M 40 modules 20 workforce housing units $9.2M 72 modules 4 college dormitories $4.2M 60 modules 8 multifamily buildings (1) Projects listed in order of completion. Select project from 2021 – 2023. (2) Project currently in progress. $2.2M 24 modules 2 schools / classrooms Waterville, ME New Hampshire Burlington, VT Quincy, MA Cape Cod Nantucket Natick, MA KBS HQ $1.9M (2) 12 modules affordable housing project Madison, ME Recent Commercial Projects (2021 – 2023)(1) 14 EBGL Business Unit Complementary manufacturing and distribution businesses managed together ❖ Long-Term Goal: high single-digit annual revenue growth rate (CAGR from 2019 through 2022 = 16%) and strategic growth through bolt-on acquisitions GLENBROOK - Operates two lumber yards / showrooms in Oakdale, MN, and Big Lake, MN, and a warehouse in Hudson, WI - Services the upper Midwest (WI, IA, MN, ND, and SD) - Clients: commercial and residential contractors - Facilities: approx. 33,000 leased sq. ft., and 20,000 owned sq. ft. EDGEBUILDER - Operates a wall panel and wood products manufacturing plant in Prescott, WI - Services the Midwest Area - Clients: commercial contractors - Facilities: approx. 34,000 leased sq. ft. PRODUCTS - Wall panels, permanent wood foundations, and other engineered wood products SERVICES - Sustainable green building practices, quality structural components, advanced design solutions BENEFITS - Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally PRODUCTS - Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, utility sheds, and steel products SERVICES - Roofing, siding, millwork, decking and customized design 15 Recent Acquisition: Expanded Capabilities & Footprint Completed accretive bolt-on acquisition of Big Lake Lumber, Inc. on October 31, 2023 About Big Lake Lumber: • Located 50 miles from existing Glenbrook facility, strong geographic footprint and local reputation • Facility size: 20k square feet of storage and storefront • Products include windows, siding, doors, hardware, millwork, decking, and steel products Benefits to Glenbrook - both immediate and long-term: • Became a regional player in the twin cities metro area • Expanded its client base • Diversified revenue mix by adding more single-family residential business • Opportunities for margin synergies 16 Construction Division Financial Highlights $28.9 $48.0 $57.1 $49.3 $- $10 $20 $30 $40 $50 $60 FY 2020 FY 2021 FY 2022 LTM Revenue ($ in millions) $4.1 $3.0 $12.7 $14.2 $- $2 $4 $6 $8 $10 $12 $14 $16 FY 2020 FY 2021 FY 2022 LTM Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $6.6 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 LTM Non-GAAP adj. EBITDA ($ in millions) • During 2021, to offset COVID-related rapid and historic rise in raw materials costs, the division significantly increased pricing, improved operations and implemented commodity price risk mitigation, which significantly improved gross margins starting in Q4 2021 • In 2022, margins further benefited from these increases; going forward we expect annual Construction gross margin to remain above 20% Steady revenue growth and profit improvement Long-Term Goal: 10%+ revenue growth with gross margins above 20% Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% LTM: 28.8%

Construction Division Financial Highlights

Top- and bottom-line financials have improved significantly since Q3 2019 acquisition


Trailing 4Q Revenue ($ in millions)
60
55
50
45
40
35
30
25
20
2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23


Trailing 4Q Gross Profit ($ in millions)
16
14
12
10
8
6
4
2
0
2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23


Trailing 4Q Adj. EBITDA ($ in millions)
10
8
6
4
2
0
-2
-4
2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23

Business value is substantially higher today than our acquisition cost

Star Equity Holdings

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Investments Division

Three Asset Classes

Real Estate

Public Investments

Private Investments

18

Investments Division







Real Estate

- Owns, manages, and finances operating company real estate assets
- Negotiates standalone financing to optimize financial leverage and cost of capital

Public Investments

- Star Equity Fund manages public equity portfolio
- Focuses on impact investments to unlock latent value
- Could use activist approach in certain situations
- Makes strategic investments including potential acquisition targets or JVs

Private Investments

- Holds private company debt and equity interests
- Makes strategic investments including potential acquisition targets or JVs

19

Investments Division: Real Estate

Owns Real Estate assets used by operating divisions

Overview

- Star Real Estate ("SRE") owns, manages, and finances operating company real estate assets
- Two plants in Maine; one plant was purchased from KBS and another from a private company; sold a third plant for its appraised value in Q2 2023
  - Purpose-built for the construction of modular buildings for residential, multi-family, and commercial projects
- One lumber yard / showroom property acquired through the Big Lake Lumber acquisition on 10/31/23

Significant Strategic Value & Upside

- Two plants in Maine are within 10 miles of each other – the **largest known modular manufacturing footprint in New England**
  - Primary manufacturing facility can be expanded
  - Other plant is idle
- Capacity **available to handle increased demand and enter new lines of business**

Real Estate Portfolio Value	
3 Facilities	$6.35 Million (1)(2)

(1) Based on 2019 third-party appraisals and includes purchase price paid for Big Lake Lumber real estate.
(2) Value estimated by sale leaseback advisor to be around $15.0M.

Strategy

- Future **acquisition targets could have underappreciated** real estate assets that could be placed into SRE (e.g., Big Lake Lumber acquired real estate is held by SRE)
- Historically, SRE has raised its own debt and is self-funded
- SRE's separate financing optimizes financial leverage and cost of capital for STRR
- Can also explore third-party sale-leaseback opportunities as attractive financing option for STRR

Star Equity Holdings

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Investments Division: Public Investments

→ Makes strategic investments in potential acquisition targets or JVs

Star Equity Fund, LP:
investment fund managed by Star Investment Management, LLC

- Portfolio companies can be:
  - Potential **acquisition targets** for Star Equity Holdings
  - Activist investments; **pushing for change to create value** or
  - **Undervalued equity portfolio investments** with attractive attributes

- **Potential acquisition targets could be accretive bolt-ons and/or new verticals** for Star Equity Holdings; actions include:
  - Improving operating and financial performance
  - Eliminating duplicate public company and corporate overhead costs or
  - Selling non-core assets

- **Significant positions in select undervalued microcap stocks** that need change
  - ➡ For more information, visit: www.starequityfund.com

Activist Strategy

- **Creates value for our stockholders**
- Opens up many **more opportunities** than a "friendly – only" approach
  - There are over 3,500 public companies with less than $30 million of EBITDA [1]
- Public nature of being an activist leads **strong idea flow** from frustrated shareholders and helps achieve our vision

Public Investments Portfolio Value	
Public Equities	$4.3 Million [2]

Star Equity Holdings

[1] Data from Bloomberg.
[2] As of 9/30/2023 based on price at close.

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Investments Division: Private Investments

→ Holds private company debt and equity interests

Debt or equity interests retained in dispositions:

- TTG Imaging Solutions, LLC ("TTG") Rollover Common Equity → $6 million stake
- TTG Seller Note → $7 million principal amount, 10% annual compound interest rate (steps up to 12% after 36 months), matures May 2029
- MDOS Promissory Note → $1.3M principal amount, 5% annual interest rate, amortizes over next 5 years

Private Investments Portfolio Value	
TTG Note [1]	$7.0 Million
TTG Equity [1]	$6.0 Million
MDOS Note	$1.3 Million
Total	**$14.3 Million**

[1] TTG common equity and seller note relate to the sale of Digirad Health in May of 2023.

Additional strategic investments in potential acquisition targets or JVs

Star Equity Holdings

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Growth Strategy

Organic Growth + Acquisitions

23

Growth Strategy

→ Organic growth opportunities

Construction

- Increase KBS's modular manufacturing output by expanding South Paris, Maine plant and eventually re-opening Oxford, Maine plant
- Long-term goal of mid-teens annual revenue growth at KBS (CAGR from 2019 through 2022 = 33%)
- Long-term goal of high single-digit annual revenue growth at EBGL (CAGR from 2019 through 2022 = 16%)
- KBS and EBGL can expand presence in their markets by expanding output and adding new products and services

Long-Term Goal for Construction:
10%+ revenue growth with gross margins above 20%

Investments

- Drive growth + returns across the three asset classes

Disciplined Acquisition Strategy

Seeking attractive acquisition opportunities to:

- Expand existing business divisions through bolt-on acquisitions
- Create new business divisions

Star Equity Holdings

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Acquisition Strategy

Target: Private or Public Companies

- **Bolt-ons** for existing platform businesses
- **Creation of new divisions** through acquisitions
- **Market cap of $5-50M** are likely more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial performance** inside of Star Equity
- Businesses with **growth potential and strong operating management teams**

Acquisition Synergy Objectives:

- Free management teams to **maximize operations and pursue growth opportunities**
- Share certain corporate functions to **reduce corporate overhead**
- **Improve access to capital** at a lower cost
- **Support acquisition diligence** and execution

Star Equity Holdings
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Corporate Management Team



Jeffrey Eberwein
Executive Chairman

- Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global
- CEO of Hudson Global, Inc., a global recruitment company; extensive public company board experience
- Holds an MBA from The Wharton School and a BBA from The University of Texas



Richard Coleman
Chief Executive Officer

- Over 30 years of executive leadership experience including as CEO of 2 other public companies
- Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member
- Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy



David Noble
Chief Financial Officer

- Joined Digirad in late 2018 after 20+ years of Wall Street experience in investment banking and capital markets; Lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector
- 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas
- Holds an MBA in Finance from MIT's Sloan School of Management and a BA from Yale University



Hannah Bible
Chief Legal Officer & Corporate Secretary

- Over 20 years of combined legal and accounting experience across a variety of industries, including CFO and in-house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies
- Taught as Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law
- LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University



Shawn Miles
Senior Vice President, Finance & Strategy

- Joined in 2016
- Previously served as Star Equity's VP, Finance and Strategy, and prior to that worked as a research analyst at Lone Star Value Management; responsible for securities analysis spanning a variety of sectors and investment strategies
- Holds a master's degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University

Star Equity Holdings
26



Appendix

27

Historical Reconciliation of Net Income to Adjusted EBITDA

($ in 000s)

For the Twelve Months Ended December 31, 2022	Healthcare	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 105	$ 2,875	$ (970)	$ (7,262)	$ (5,252)
Depreciation and amortization	1,262	1,974	290	9	3,535
Interest expense	411	416	182	(34)	975
Income tax expense	262	(88)	—	—	174
EBITDA from continuing operations	2,040	5,177	(498)	(7,287)	(568)
Unrealized (gain) loss on equity securities [1]	—	—	893	—	893
Unrealized (gain) loss on lumber derivatives [1]	—	768	—	—	768
Litigation costs [2]	3,016	—	—	—	3,016
Restructuring costs [5]	163	—	—	—	163
Stock-based compensation	6	21	—	411	438
Severance and retention costs [6]	769	—	—	5	774
Financing cost [8]	80	355	91	—	526
Non-GAAP adjusted EBITDA from continuing operations [11]	$ 6,074	$ 6,321	$ 486	$ (6,871)	$ 6,010

For the Twelve Months Ended December 31, 2021	Healthcare	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 4,629	$ (7,488)	$ (443)	$ (5,629)	$ (8,931)
Depreciation and amortization	1,315	1,931	226		3,472
Interest expense	258	509	138	—	905
Income tax expense	60	—	—	—	60
EBITDA from continuing operations	6,262	(5,048)	(79)	(5,629)	(4,494)
Unrealized (gain) loss on equity securities [1]	—	—	52	(17)	35
Unrealized (gain) loss on lumber derivatives [1]	—	(664)	—	—	(664)
Litigation costs [2]	122	—	—	322	444
Stock-based compensation	143	6	—	376	525
Gain on disposal of MD Office Solutions [4]	(847)	—	—	—	(847)
Goodwill impairment [3]	—	3,359	—	—	3,359
Allowance / Write off of tenant receivable [7]	—	323	—	—	323
Write off of software implementation costs	1,302	70	—	—	1,372
Financing cost [8]	111	449	8	—	568
COVID-19 Protection Equipment [9]	110	—	—	—	110
SBA PPP Loan forgiveness [10]	(2,959)	(1,220)	—	—	(4,179)
Non-GAAP adjusted EBITDA from continuing operations [11]	$ 4,244	$ (2,725)	$ (19)	$ (4,948)	$ (3,448)

1) Reflects adjustments for any unrealized gains or losses in lumber derivatives value and change in fair value of investments in equity securities.
2) Reflects one-time litigation costs.
3) Reflects impairment of goodwill related to the Construction division.
4) Reflects the gain from the sale of MDOS.
5) Reflects the costs incurred for our vein and chronic care product line that was discontinued during the year.
6) Reflects the severance expense for our former Healthcare division CEO and other employees.
7) Reflects one-time write off in uncollectible tenant receivable.
8) Reflects financing costs from our credit facilities.
9) Reflects purchases related to COVID -19 personal protection equipment.
10) Reflects the forgiveness of the Paycheck Protection Program.
11) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and the sum of individual items may not equal the total.

Star Equity Holdings
28

Reconciliation of Net Income to Adjusted EBITDA- Q3 2023
($ in 000s)

For The Three Months Ended September 30, 2023	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ (108)	$ (763)	$ (1,494)	$ (2,365)
Depreciation and amortization	515	45	9	569
Interest (income) expense	7	(193)	(247)	(433)
Income tax (benefit) provision	1	—	170	171
EBITDA from continuing operations	415	(911)	(1,562)	(2,058)
Unrealized loss (gain) on equity securities (1)	—	971	—	971
Unrealized loss (gain) on lumber derivatives (2)	137	—	—	137
Interest income	—	440	—	440
Stock-based compensation	9	—	67	76
Transaction costs related to sale (4)	—	—	123	123
Transaction costs related to mergers and acquisitions (5)	—	—	17	17
Loss (Gain) on sale of assets	—	38	—	38
Write off of lease liabilities	240	—	—	240
Financing costs (6)	2	—	—	2
Non-GAAP adjusted EBITDA from continuing operations	$ 803	$ 538	$ (1,355)	$ (14)

For The Three Months Ended September 30, 2022	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 975	$ (561)	$ (1,400)	$ (986)
Depreciation and amortization	489	58	—	547
Interest expense	78	42	—	120
Income tax (benefit) provision	—	—	(299)	(299)
EBITDA from continuing operations	1,542	(461)	(1,699)	(618)
Unrealized loss (gain) on equity securities (1)	—	834	—	834
Unrealized loss (gain) on lumber derivatives (2)	153	—	—	153
Stock-based compensation	6	—	99	105
Severance and retention (9)	—	—	3	3
Financing costs (6)	98	17	—	115
Non-GAAP adjusted EBITDA from continuing operations	$ 1,799	$ 390	$ (1,597)	$ 592

(1) Reflects adjustments for any unrealized gains or losses on equity securities.
(2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value.
(3) We allocate all corporate interest income to the Investments Division.
(4) Reflects one time transaction costs related to the sale of the Healthcare Division.
(5) Reflects one time transaction costs related to potential mergers and acquisitions.
(6) Reflects financing costs from our credit facilities.

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Reconciliation of Net Income to Adjusted EBITDA- 9M 2023
($ in 000s)

For The Nine Months Ended September 30, 2023	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 1,746	$ 178	$ (5,639)	$ (3,715)
Depreciation and amortization	1,530	169	21	1,720
Interest (income) expense	52	(276)	(345)	(569)
Income tax (benefit) provision	1	—	231	232
EBITDA	3,329	71	(5,732)	(2,332)
Unrealized loss (gain) on equity securities (1)	—	24	—	24
Unrealized loss (gain) on lumber derivatives (2)	(10)	—	—	(10)
Interest income (3)	—	686	—	686
Stock-based compensation	18	—	261	279
Transaction costs related to sale (4)	—	—	1,281	1,281
Transaction costs related to mergers and acquisitions (5)	—	—	17	17
Loss (Gain) on sale of assets	—	(386)	—	(386)
Write off of lease liabilities	240	—	—	240
Financing costs (6)	134	17	—	151
Non-GAAP adjusted EBITDA	$ 3,711	$ 412	$ (4,173)	$ (50)

For The Nine Months Ended September 30, 2022	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ 153	$ (794)	$ (6,066)	$ (6,707)
Depreciation and amortization	1,471	221	—	1,692
Interest expense	269	131	—	400
Income tax (benefit) provision	—	—	861	861
EBITDA	1,893	(442)	(5,205)	(3,754)
Unrealized loss (gain) on equity securities (1)	—	834	—	834
Unrealized loss (gain) on lumber derivatives (2)	1,298	—	—	1,298
Stock-based compensation	17	—	300	317
Severance and retention (9)	—	—	3	3
Financing costs (6)	259	65	—	324
Non-GAAP adjusted EBITDA	$ 3,467	$ 457	$ (4,902)	$ (978)

(1) Reflects adjustments for any unrealized gains or losses on equity securities.
(2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value.
(3) We allocate all corporate interest income to the Investments Division.
(4) Reflects one time transaction costs related to the sale of the Healthcare Division.
(5) Reflects one time transaction costs related to potential mergers and acquisitions.
(6) Reflects financing costs from our credit facilities.

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Capitalization Table

Fully Diluted Capital Structure

(in thousands except price per share)	Shares	Price	Market Value
Common Shares [1]	15,826	$ 0.99	$ 15,668
Warrants (May 2025) [2]	702	$ -	$ -
Warrants (January 2027) [3]	11,163	$ -	$ -
10% Series A Preferred [4]	1,916	$ 10.00	$ 19,156
Net Debt/(Cash) [5]			$ (20,715)
Enterprise Value			$ 14,109
(Public Equities) [6]			$ (4,309)
Enterprise Value less Public Equities			$ 9,800

Net Debt Schedule

($ in thousands)	Amount	Rate
Sub-Level Debt:		
KBS	$ -	-
EBGL	$ 537	9.25%
Star Real Estate	$ -	-
Corporate-Level Debt	$ -	-
Total Debt [7]	$ 537	9.25% (9)
Cash [8]	$ (21,252)	
Net Debt/(Cash)	$ (20,715)	
(Public Equities) [6]	$ (4,309)	
Net Debt/(Cash + Public Equities)	$ (25,024)	

1 Price based on November 17, 2023 closing market price. Share count as of November 3, 2023.
2 In terms of share equivalents. Expire May 28, 2025. Strike price of $2.25 per share. Price is the difference between November 17, 2023 closing common stock price and the strike price.
3 In terms of share equivalents. Expire Jan 24, 2027. Strike price of $1.50 per share. Price is the difference between the November 17, 2023 closing common stock price and the strike price. Includes warrants privately held by underwriter.
4 Preferred stock shown at liquidation preference of $10/share.
5 Reference debt schedule below.
6 Investments in equity securities balance as of September 30, 2023.

7 Debt balances as of September 30, 2023.
8 Includes $0.5M of restricted cash as of September 30, 2023.
9 Weighted average cost of debt.

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Contact Us

Star Equity Holdings

Jeff Eberwein
Executive Chairman
Rick Coleman
CEO
David Noble
CFO
admin@starequity.com

Investor Relations

The Equity Group Inc.
Lena Cati
Senior Vice President
212-836-9611 / lcati@equityny.com
Katie Murphy
Analyst
212-836-9612 / kmurphy@equityny.com

EQUITY GROUP
INVESTOR RELATIONS

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